ACCESS-ABILITY FOR ALL™

DISCLAIMERS

This presentation (together with any oral statements made in connection herewith, the "Presentation"), is provided for informational purposes only and has been prepared to assist interested parties in evaluating Microbot Medical Inc. ("Microbot") and for no other purpose. This Presentation does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, securities of any kind, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or exemptions therefrom. No representation, express or implied, is or will be given by Microbot or its affiliates and advisors as to the accuracy or completeness of the information contained in this Presentation. This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "may," "can," "will," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, timelines, the market, prospects and other aspects of the business of Microbot are based on current expectations that are subject to risks and uncertainties. A number of factors, many of which are outside of the control of Microbot, could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation, market conditions, risks inherent in the development and/or commercialization of the LIBERTY® Endovascular Robotic Surgical System, the outcome of its studies to evaluate the LIBERTY® Endovascular Robotic Surgical System, uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals, including whether Microbot succeeds in obtaining FDA approval to commence its pivotal study in humans, any failure or inability to recruit physicians and clinicians to serve as primary investigators to conduct regulatory studies which could adversely affect or delay such studies, disruptions resulting from new and ongoing hostilities between Israel and the Palestinians and other neighboring countries, any lingering uncertainty resulting from the COVID-19 pandemic, need and ability to obtain future capital, and maintenance of intellectual property rights. Additional information on risks facing Microbot can be found under the heading "Risk Factors" in Microbot's periodic reports filed with the Securities and Exchange Commission ("SEC"), which are available on the SEC's web site at www.sec.gov. Microbot disclaims any intent or obligation to update these forward-looking statements, except as required by law.

RAS MARKET IS BIG AND GROWING…



Robotic Assisted Surgery Market Size, Global
2019-2030
Market Size ($B)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
CAGR 2019-23: 12%
CAGR 2024-30: 6%
$5.2
$5.7
$7.2
$7.4
$8.3
$9.1
$10.0
$10.7
$11.2
$11.7
$12.3
$12.9
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Source: GlobalData; Note: Includes Robotic Surgical Systems and Accessories

IS THERE A BLUE OCEAN?


RAS Companies, excluding China (n=131)
Chinese RAS Companies (n=57)

Source: FSI, Robotic Assisted Surgery Landscape, 2024

ENDOVASCULAR IS A CLEAR BLUE OCEAN

	Laproscopy	Endoluminal	Microsurgery
FDA Clearance/ Approval	Intuitive, Asensus Surgical, Moon Surgical, Dex Surgical, Momentis Surgical, Virtual Incision, freehand, Levita Magnetics, AKTORmed Robotic Surgery, Human Xtensions	Intuitive, Johnson&Johnson, Noah Medical	Venus Concept, Leica Microsystems, Galen Robotics, Olympus, Aesculap B. Braun Sharing Expertise, MMI, synaptive, iotamotion Hearing, advanced.

	Hard Tissue	Soft Tissue	Vascular Navigation
FDA Clearance/ Approval	Medtronic, Think Surgical, Point, Globus Medical, Johnson&Johnson, atec, neocis, Zimmer Biomet, ecential robotics, stryker, Corin, Curexo, smith&nephew	edap tms, Monteris Medical, Brainlab, Accuray, Zap, Quantum Surgical, insight medbotics, Procept BioRobotics, Cascination, Acoustic MedSystems, NDR Medical Technology, Interventional Systems, Perfint, Dominion Aesthetic Technologies, Inc., Histosonics, biobot, Zimmer Biomet, Insightec, Renishaw	Stereotaxis

Source: FSI, Robotic Assisted Surgery Landscape, 2024

TOTAL ADDRESSABLE MARKET (USA)



Bronchoscopy
~0.15M–0.2M
Procedures / Year

Knee Replacement
~1M
Procedures / Year

Endovascular
~5M
Procedures / Year

Laproscopy
~6M
Procedures / Year

USA ENDOVASCULAR MARKET

US Endovascular Market

5M Annual Procedures

- Neuro
  210K
- Coronary
  2.8M
- Peripheral
  2M

Endovascular Anatomy



Neuro
Coronary
Peripheral

ATTRACTIVE MARKET

Over $33.5 billion spent annually in the US on endovascular procedures.

- Coronary: $17.7 billion, Neuro: $1.3 billion, Peripheral: $14.5 billion
- Attractive reimbursement

Procedure	CPT Code	Annual Procedures	Procedure Reimbursement	Total Spend
Peripheral Angioplasty	37225	710,000	$ 10,615	$ 7,536,870,100
Coronary Angioplasty	92928	700,000	$ 10,615	$ 7,430,717,000
Coronary Angiogram	93454	2,000,000	$ 2,958	$ 5,916,920,000
Peripheral Angiogram	36253	1,000,000	$ 5,140	$ 5,139,760,000
Structural Heart	MS-DRG 266	100,000	$ 43,935	$ 4,393,500,000
Peripheral Embolization	37243	110,000	$ 10,615	$ 1,167,684,100
Peripheral Thrombectomy	37184	60,000	$ 10,615	$ 636,918,600
Neuro TAE/Thrombo	37243	50,000	$ 10,615	$ 530,765,500
Neuro Angiogram	36223	100,000	$ 5,140	$ 513,976,000
Neuro Shunts	62230	60,000	$ 4,350	$ 261,000,000
		4,890,000		**$ 33,528,111,300**

INITIAL TARGET THERAPIES

- **Peripheral Vascular**
  - **Embolotherapy**
  - **Interventional Oncology**
  - **MSK**
  - **Others**



Liver
(metastasis)
GI
(stomach,
hemorrhoids)
Vascular
malformation
Kidney
(metastasis)
Prostate
(BPH)
Uterine
(fibroids)
MSK

UNMET NEEDS

Time To Treatment
(TTT, e.g. "Time Is Brain")

- At the site
- To the site

Radiation Exposure

- Due to the cumulative impact of radiation exposure during their career, HCPs are 3 times more likely to develop cancer and 6 times more likely to develop cataracts

Physical strain
(ergonomics)

- 61% of interventional radiologists experience lower back pain or neck pain

Precisions

- Non-target treatments

Staff Availability

- Lack of efficiencies
- "Radiation sidelined" - Clinicians involved in procedures with radiation exposure are 21% more likely to have missed work due to work-related pain

SUPPORTED BY INTERVENTIONALISTS

Do you anticipate that you will begin using a robotic-assisted vascular intervention system in the future?



NO
I do not expect to personally use them
25%
YES
Within 1 year
15%
30%
YES
Within >1-3 years
30%
YES
in 3+ years

N=200 interventionalists, data on file

ENDOVASCULAR ROBOTICS: LIMITED ADOPTION

CURRENT PENETRATION:

LESS THAN

1%

OF PROCEDURES DONE ROBOTICALLY[1]

[1] Deduced from Public Records

THEY STILL TRY TO PLAY THE SAME GAME











"Insanity is doing the same thing over & over again & expecting different results."

Albert Einstein

MULTIPLE BARRIERS LEADING TO LOW PENETRATION

Special training, long learning curve

Extended set-up time

Large footprint

Capital expense

Cumbersome and expensive disposables

Dedicated infrastructure

MULTIPLE BARRIERS LEADING TO LOW PENETRATION

ELIMINATING BARRIERS, ALLOWING ACCESS


microbot medical

ELIMINATING BARRIERS, ALLOWING ACCESS

Disposable
- No capital expense
- Increases procedure efficiency

Small Footprint
- Compact & Light
- No dedicated infrastructure

Mobile
- Utilized in multiple sites of service


microbot



Remote
- Reduce exposure to radiation*
- Eliminate user physical strain*
- Telesurgery enabled

Universal
- Compatible with off-the-shelf instruments

*When operating seated away from radiation source

REDEFINING ROBOTICS BUSINESS MODEL

✅

Disposable

- No upfront capital expense
- Recurring revenue

❌

Capital

- Simpler & faster buying process
- Leverage department OPEX
- Not require special infrastructures
- Fits in any set up (OBL, ASC)
- Multiple-room activation

❌

Service

- Eliminate extensive expense to hire & support service team
- Remove inventory expense for parts

REGULATORY STATUS

FDA

510(k) Clearance expected H1 2025

CE CERTIFIED

Expected H2 2026

ROAD TO COMMERCIALIZATION

FDA

IDE approval to commence pivotal human clinical trial for LIBERTY® Robotic System

Trials

Initiate pivotal human clinical trial for LIBERTY® Robotic System July 2024

Key Opinion Leaders

Continue to engage with Key Opinion Leaders (KOLs) and leading academic centers to educate and raise awareness of the LIBERTY® Robotic System

Commercialization Readiness

Establish a strong network of centers of excellence in US, Europe and Israel in anticipation of commercial launch

IP Portfolio

Expand and protect the Company's global IP portfolio in global jurisdictions, which creates significant barriers to entry

Pipeline Development

Continue developing LIBERTY® ecosystem (remote, autonomous, etc.)

Enhance Core Capabilities

Continue establishing leadership team to support future regulatory and commercial activities

Strategic Collaborations

Continued collaboration for future growth

ACCESS-ABILITY FOR ALL™


PHYSICIANS


PATIENTS


HOSPITAL
HOSPITALS


HEALTH CARE
(PAYER)

NO MATTER WHAT • NO MATTER WHERE • NO MATTER WHO

CONCLUSION

- Endovascular market is very large (~5M procedures in the USA alone)
- Many endovascular procedures are life saving procedures (e.g. stroke)
- Clear unmet needs effect all stakeholders
- Attractive reimbursement
- Limited players with no differentiation and same business model

ACCESS-ABILITY FOR ALL™